Northwestern Mutual Series Fund, Inc.

Prospectus Supplement Dated October 1, 2013

The following information supplements the Summary Prospectus for the Commodities Return Strategy Portfolio of the Northwestern Mutual Series Fund, Inc. (the “Fund”), dated May 1, 2013, as well as the Statutory Prospectus for the Fund, dated May 1, 2013, as supplemented June 3, 2013, June 7, 2013, August 1, 2013 and August 23, 2013 (collectively, the “Prospectus”). You should read this Supplement together with the Prospectus.

Substitution of the Commodities Return Strategy Portfolio

The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) has received the approval of the U.S. Securities and Exchange Commission to substitute an unaffiliated mutual fund for the Fund’s Commodities Return Strategy Portfolio (“Portfolio”) as an investment option in Northwestern Mutual’s variable annuity contracts and variable life insurance policies. The substitution will take place on November 15, 2013, after which date the Portfolio will no longer be available and will be dissolved.

Please retain this Supplement for future reference.